UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Advanced Series Trust
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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

February 15, 2013

Dear Contract Owner:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of the AST Horizon Moderate Asset Allocation Portfolio (the “Horizon Portfolio” or the “Portfolio”) of the Advanced Series Trust (“AST” or the “Trust”). The Meeting is scheduled to be held at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th floor, Newark, New Jersey, on March 22, 2013 at 10:00 a.m., Eastern Standard Time.

At the Meeting, shareholders will be asked to approve the proposals described below:

1. Approve an amended investment management agreement for the Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

2. Approve a Shareholder Services and Distribution Plan for the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Under Proposal 1, the investment management agreement would be amended to facilitate the implementation of a new investment strategy for the Portfolio. Under the new strategy, Prudential Investments LLC and AST Investment Services, Inc. (together, the “Manager”) would retain a new subadviser, Goldman Sachs Asset Management, L.P. (“GSAM”). The Board of Trustees believes that GSAM has a proven track record of innovation and extensive experience investing around the globe which would benefit shareholders. Information on the proposed investment strategy including the proposed investment management fee, contractual fee waiver, and overall expenses (both current and proposed) is included in the accompanying Q&A and proxy statement.

Under Proposal 2, the Portfolio would adopt a shareholder services and distribution plan under Rule 12b-1 under the Investment Company Act of 1940. The plan has been approved by shareholders for all of the other AST portfolios that invest directly in securities and replaces an administrative services fee. By approving Proposal 2, shareholders of the Portfolio would facilitate the new strategy by effectively replacing the indirect payment of the 12b-1 fee with the direct payment of the 12b-1 fee, as further explained in the accompanying Q&A and proxy statement.

The new strategy will not be implemented unless shareholders approve both Proposal 1 and Proposal 2.

As an owner of a variable annuity contract or variable life insurance policy that participates in the Portfolio as of the close of business on January 29, 2013, you are entitled to instruct the insurance company that issued your contract or policy how to vote the applicable Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement describe the matters to be considered at the Meeting.

The Board has approved the proposals and recommends that you vote “FOR” the proposals. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via the internet or by telephone. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Robert F. O’Donnell

President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As the owner of a variable annuity or variable life contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts. Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund. Therefore, you are indirectly investing in the underlying mutual fund. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

If you have received these proxy materials, you have allocated some or all of your account value to the AST Horizon Moderate Asset Allocation Portfolio (the “Horizon Portfolio” or the “Portfolio”), which is a series of the Advanced Series Trust (“AST” or the “Trust”). As is further explained below, AST is seeking shareholder consideration and approval of two important proposals. You are being asked to provide voting instructions to your insurance company on the proposals.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the following two issues:

1. to approve an amended investment management agreement for the Portfolio in connection with the implementation of a new investment strategy for the Portfolio; and

2. to approve a shareholder services and distribution plan for the Portfolio.

Q3. WHAT IS THE NEW INVESTMENT STRATEGY THAT WOULD BE IMPLEMENTED IF THE PROPOSALS ARE APPROVED?

A. Currently, the Portfolio utilizes a fund-of-funds investment strategy, which invests primarily in other funds that have their own fees. If shareholders vote to approve the proposals, the Portfolio will implement a new investment strategy that will invest directly in a diversified mix of securities and other investments using a variety of global investment strategies. The current fund-of-funds investment strategy invests approximately 50% of its assets in equity securities and approximately 50% of its assets in fixed income securities, with an allowable 10% movement up or down due to market conditions. The proposed investment strategy will follow the same asset allocation guidelines, but will invest in securities and other investments directly, instead of investing in other funds.

Q4. WHY ARE THE PROPOSALS IN THE BEST INTEREST OF SHAREHOLDERS?

A. The Board of Trustees determined that the proposals were in the best interests of the Portfolio and its shareholders for several reasons.

•

Greater diversity - The Portfolio’s investment managers believe, and the Board concurred, that the factors which would differentiate the Portfolio after the restructuring from the Portfolio’s current structure and many of the Trust’s other asset allocation options, including its use of global tactical asset allocation strategies and direct investment in equity and debt securities, would provide shareholders with a greater diversity of investment options.

•

More robust global investment strategy - The Trust’s investment managers also believe that the investment strategies to be utilized by the new subadviser, Goldman Sachs Asset Management, L.P. (“GSAM”) draw upon their proven expertise investing around the world. The Portfolio is expected to benefit from GSAM’s focus on prudent selection of investment opportunities in emerging growth markets globally, and if approved by shareholders will be the only variable annuity fund in the United States offering the proposed GSAM investment strategy.

•

Risk reduction - The Portfolio’s investment managers recommended, and the Board concurred, that shareholders would benefit from a change to GSAM, which is a larger and more diversified subadviser than the Portfolio’s current subadviser, and would reduce the risk of concentration in the current Portfolio, where the Portfolio is the largest fund managed by the current subadviser.

GSAM has been registered as an investment adviser with the U.S. Securities & Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2012, GSAM, including its investment advisory affiliates, had assets under management of $742.4 billion. GSAM presently serves as the subadviser for several other portfolios of AST.

Q5. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. The proposed changes involve an important change to the investment strategy of the Portfolio from a fund-of-funds to a securities-based investment management strategy managed by a new subadviser. Although the Portfolio’s investment managers and Board are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy.

To reduce the impact on the Portfolio and shareholders, the Portfolio’s investment managers will contractually waive 0.10% of their investment management fee through at least June 30, 2016.

The chart below sets forth the current and proposed fees and expenses using the fee table format used for mutual fund prospectuses:

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of 12/31/2012)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
	AST Horizon Moderate Asset Allocation Portfolio	AST Goldman Sachs Multi-Asset Portfolio
Management Fee	0.30%	0.92%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.01%	0.05%
Acquired Fund Fees and Expenses	0.68%	None
Total Annual Portfolio Operating Expenses	0.99%	1.07%
Fee Waiver and/or Expense Reimbursement	None*	-0.10%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.97%

* The Portfolio’s investment managers voluntarily waived 0.08% of their management fee for the year ended December 31, 2012. With the voluntary fee waiver, the Portfolio’s net operating expenses for the year ended December 31, 2012 after all waivers was 0.91%. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Portfolio’s investment managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. This arrangement may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the investment managers and the Trust’s Board of Trustees.

Q6. WHAT IS A “SHAREHOLDER SERVICES AND DISTRIBUTION PLAN?”

A. The federal securities laws permit a mutual fund to use fund assets to pay for the distribution and sale of its shares only in accordance with a written plan which must satisfy various requirements, and which must be approved by the fund’s Board and shareholders. The shareholder services and distribution plan, commonly referred to as a “12b-1 plan,” establishes the terms, conditions and limitations pursuant to which fund assets may be used to pay for the distribution and sale of fund shares. The fee paid by the fund pursuant to this plan is commonly referred to as a “12b-1 fee.”

If approved by shareholders, the Portfolio will pay a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of the Portfolio. The proposed fee for the Portfolio would not have a material impact on expenses because shareholders already bear indirectly a similar 12b-1 or administrative services fee paid by the AST portfolios in which the Portfolio invests. In other words, the proposed 12b-1 plan and fee reflect the proposed change of the structure of the Portfolio from a fund-of-funds to a fund that invests primarily directly in securities. The overall impact of the proposals, including the 12b-1 fee, is shown in response to Q5 above.

Q7. IF THE PROPOSALS ARE APPROVED, WHEN WILL THE PROPOSED CHANGES GO INTO EFFECT?

A. If approved, the proposed changes are currently expected to go into effect on or about April 29, 2013.

Q8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The Prudential Insurance Company of America and its affiliates are bearing all costs associated with the proxy statement. The Manager is an affiliate of The Prudential Insurance Company of America. You will not bear any of the costs or expenses associated with the proxy statement.

Q9. HOW DO I VOTE?

A. You may vote by completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope, or by telephone by calling toll-free 1-800-690-6903, or you may vote via the internet by going to www.proxyvote.com. You can also vote by attending the shareholder meeting and submitting your voting instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting. If you require assistance or have any questions regarding the mailing you received, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Standard Time, on Fridays.

Q10. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Horizon Moderate Asset Allocation Portfolio (the “Horizon Portfolio” or the “Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”) will be held on March 22, 2013, at 10:00 a.m., Eastern Standard Time, at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th Floor, Newark, New Jersey 07102 (the “Meeting”). You are receiving this Proxy Statement because you have an interest in the Portfolio. The purpose of the Meeting is to consider and act upon the matters described below:

1. To approve an amended investment management agreement for the Portfolio in connection with the implementation of a new investment strategy for the Portfolio; and

2. To approve a Shareholder Services and Distribution Plan (the “Plan”) pursuant to Rule 12b-1under the Investment Company Act of 1940, as amended.

The amended investment management agreement would increase the fee paid by the Portfolio to Prudential Investments LLC and AST Investment Services, Inc. (collectively the “Manager”) to enable the following changes:

•	Changing the Portfolio from a fund-of-funds to a fund that invests primarily directly in securities,

•	Terminating Horizon Investments, LLC, the existing subadviser for the Portfolio,

•	Retaining Goldman Sachs Asset Management, L.P. as the new subadviser for the Portfolio,

•	Changing the Portfolio’s name from the AST Horizon Moderate Asset Allocation Portfolio to the AST Goldman Sachs Multi-Asset Portfolio, and

•	implementation by the new subadviser of a new investment strategy and new investment objective for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice.

Your Board unanimously recommends that you vote in favor of the proposals.

Please note that owners of variable annuity contracts or variable life insurance policies (“Contract owners”) who have allocated account value to separate accounts investing in the Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on January 29, 2013. If you had an interest in the Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You also can vote or provide voting instructions by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions, or you may vote via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Deborah A. Docs, Secretary of Advanced Series Trust

Dated: February 15, 2013

VOTING INFORMATION

ADVANCED SERIES TRUST

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF ADVANCED SERIES TRUST

TO BE HELD ON MARCH 22, 2013

Dated: FEBRUARY 15, 2013

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to owners of variable annuity contracts and variable life insurance policies (the “Contracts”) who, as of January 29, 2013 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of the AST Horizon Moderate Asset Allocation Portfolio (the “Horizon Portfolio” or the “Portfolio”) of Advanced Series Trust (“AST” or the “Trust”).

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Allstate Life Insurance Company

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolio (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals (the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposals that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Prudential insurance companies.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about February 15, 2013.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the proposal but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to the Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Horizon Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Horizon Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of each Proposal. Shares in each sub-account of a Separate Account that is invested in the Horizon Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of each Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether each Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of the Trust’s investment managers or their affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or the internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST

AST Horizon Moderate Asset Allocation Portfolio

100 Mulberry Street

Gateway Center Three—4th Floor

Newark, New Jersey 07102

PROXY STATEMENT DATED FEBRUARY 15, 2013 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2013

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 100 Mulberry Street, Gateway Center Three—4th Floor, on March 22, 2013, at 10:00 a.m., Eastern Standard Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies (the “Contracts”) issued by Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 29, 2013 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of the AST Horizon Moderate Asset Allocation Portfolio (the “Horizon Portfolio” or the “Portfolio”) of the Trust.

Contract owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of shares. As of the Record Date, there were 251,334,897 outstanding shares of the Horizon Portfolio. As of the Record Date, the Insurance Companies owned more than 95% of the outstanding shares.

The Trust’s shares of beneficial interest are referred to as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 22, 2013

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Trust has been filed with the Securities and Exchange Commission and is available upon oral or written request. This Proxy Statement will be available at http://www.PrudentialAnnuities.com/investor/invprospectus on or about February 15, 2013. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about February 15, 2013. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS”) (PI and ASTIS are collectively referred to herein as the “Manager”) are the co-investment managers of each Portfolio of the Trust, including the Horizon Portfolio. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of the Manager and the Prudential insurance companies, is the principal underwriter of each Portfolio’s Shares. The mailing address for PI and the Trust’s principal offices is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The mailing address for ASTIS and PAD is One Corporate Drive, Shelton, Connecticut 06484.

Contract owners who have allocated account values to the Horizon Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342.

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust is organized as a Massachusetts business trust. ASTIS, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Co-Managers of the Horizon Portfolio. As of December 31, 2012, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $194.7 billion. As of December 31, 2012, ASTIS served as the manager or co-manager to open-end investment companies and with aggregate assets of approximately $144.8 billion.

The Horizon Portfolio commenced operations on November 17, 2007. Investment advisory services are currently provided to the Horizon Portfolio by the Co-Managers at the addresses listed above and by Horizon Investments, LLC (“Horizon”) at 13024 Ballantyne Corporate Place, Suite 225, Charlotte, North Carolina 28227.

Prudential Mutual Fund Services LLC (“PMFS”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of each of the Co-Managers. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. (“BNYAS”) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

PROPOSAL No. 1

TO APPROVE AN AMENDED INVESTMENT MANAGEMENT AGREEMENT

Board Consideration of the Proposal

At a meeting of the Board of Trustees held on January 28, 2013, the Board considered presentations made by the Manager and Goldman Sachs Asset Management, L.P. (“GSAM”) concerning proposed changes to the Horizon Portfolio’s investment management agreement, including an increase in the management fee rate, subadvisory arrangements, investment strategy, non-fundamental investment policies, blended performance benchmark, and name (these changes are collectively referred to herein from time to time as the “Portfolio Repositioning”).

The proposed changes involve an important change to the investment strategy of the Portfolio from a fund-of-funds strategy to a securities-based investment management strategy managed by a new subadviser, GSAM. Although the Manager and the Board are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy as well as the addition of a contractual waiver of a portion of the investment management fee through at least June 30, 2016. See “Comparative Fee and Expense Information” below. The Manager proposed the investment management fee rate increase in order to enable the Manager to:

•	Change the Portfolio from a fund-of-funds to a fund that invests primarily directly in securities,

•	Terminate Horizon Investments, LLC, the existing subadviser for the Portfolio,

•	Retain Goldman Sachs Asset Management, L.P. as the new subadviser for the Portfolio, and

•

Change the Portfolio’s name from the AST Horizon Moderate Asset Allocation Portfolio to the AST Goldman Sachs Multi-Asset Portfolio, and implementation by the new subadviser of a new investment strategy and new investment objective for the Portfolio, as described in greater detail below.

The Manager explained that if the amended investment management agreement was approved by shareholders, the revised fee schedule would become effective upon: (i) the termination of Horizon as the Horizon Portfolio’s subadviser and the current voluntary investment management fee waiver and (ii) the appointment of GSAM as the Horizon Portfolio’s new subadviser and implementation of a new contractual investment management fee waiver. The termination of Horizon and the current voluntary investment management fee waiver and the appointment of GSAM and implementation of the new contractual expense cap would occur on or about April 29, 2013. The Manager noted that, at that time, the Horizon Portfolio’s name would be changed to the AST Goldman Sachs Multi-Asset Portfolio (“Repositioned Portfolio”).

The Horizon Portfolio’s existing structure as a fund-of-funds that invests substantially all of its assets in shares of other Portfolios of the Trust and exchange-traded funds (ETFs) would be changed so that the Repositioned Portfolio would invest directly in equity and debt securities, as well as other types of financial instruments (including futures contracts, swap agreements and options).

Although the Repositioned Portfolio would no longer be operated as a fund-of-funds, the Repositioned Portfolio, like the Horizon Portfolio, would continue to be managed as a global asset allocation vehicle investing in both domestic and international equity and debt securities and money market instruments. The Manager noted that the Horizon Portfolio’s allocation of assets to equity and debt (fixed-income) securities was approximately 50% of net assets invested in equity securities and approximately 50% of net assets invested in debt (fixed-income) securities, each of which could range from 40%-60% of net assets depending on market conditions. The Manager explained that the Repositioned Portfolio was expected to maintain the same asset allocation parameters as the Horizon Portfolio. Both the investment strategy of the Horizon Portfolio and the proposed investment strategy of the Repositioned Portfolio are described in more detail below.

The Manager explained to the Board that the Portfolio Repositioning, if implemented, would benefit Contract owners currently invested in the Horizon Portfolio. The change would provide Contract owners with the benefit of having GSAM as the subadviser to the Repositioned Portfolio, including obtaining access to its various investment strategies and experience. The Manager explained that Contract owners would benefit from the global infrastructure and the enhanced range of investment experience offered by GSAM. The Manager believed that these attributes, among others, made GSAM uniquely well-suited to pursue the investment goals of the Repositioned Portfolio.

The Manager also believed that the factors which differentiated the Repositioned Portfolio from the Horizon Portfolio and many of the Trust’s other asset allocation options, including its use of global tactical asset allocation strategies combined with direct investment in equity and debt securities, would provide Contract owners with a greater diversity of investment options. As described in more detail below, the Repositioned Portfolio’s use of GSAM’s global investment strategies and direct investments in securities, when compared to the fund-of-funds structure of the Portfolio, would result in a significant increase in the amount of time, oversight, and attention required by the Manager’s investment management, fund administration, legal, and compliance professionals.

As a result of the changes, the costs incurred by the Manager in managing the Repositioned Portfolio would be significantly higher than the cost of managing the Horizon Portfolio. The Manager recommended to the Board that it approve requesting shareholder approval for an increased management fee rate, because an increased investment management fee rate was needed to permit the Manager to: (i) retain and pay GSAM an appropriate subadvisory fee to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio, and (ii) defray costs to be incurred by the Manager in connection with the proposed changes to the Horizon Portfolio.

The Board approved the Portfolio Repositioning, the calling of a shareholder meeting, and the submission of the proposal to shareholders. If shareholders approve the proposal, the Horizon Portfolio’s existing management agreement with the Manager will be amended to increase the investment management fee paid to the Manager. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

In the event shareholders do not approve the proposed increased investment management fee rate, the termination of Horizon as subadviser for the Portfolio, the retention of GSAM as subadviser for the Horizon Portfolio, and the investment strategy, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the Horizon Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged.

Current Management Agreement & Subadvisory Arrangements

The Manager serves as the manager of the Portfolio under the current Management Agreement. Pursuant to the Management Agreement, the Manager provides investment advisory and related management and administrative services to the Horizon Portfolio. The current Management Agreement was most recently approved by the shareholders of the Portfolio at a special meeting of the initial Portfolio shareholders that was held on June 20, 2007. The current Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 13-15, 2012.

Under the current Management Agreement, the Horizon Portfolio’s contractual investment management fee is 0.30% of the Horizon Portfolio’s average daily net assets. Since the Horizon Portfolio operates as a “fund-of-funds,” the Horizon Portfolio also indirectly pays investment management fees on its investments in each underlying Trust Portfolio. Based on the Portfolio’s net assets and holdings as of December 31, 2012, the annualized gross effective investment management fee rate paid by the Horizon Portfolio was approximately 0.87%, which is comprised of: (i) the net effective investment management fee paid directly to the Manager by the Horizon Portfolio after application of the voluntary fee waiver (0.22%), plus (ii) the weighted average of the investment management fees paid to the Manager by the underlying Trust Portfolios (0.65%).

The Manager, in turn, pays Horizon a contractual subadvisory fee at the rate of 0.20% of average daily net assets to $250 million; 0.15% of average daily net assets from $250 million to $750 million; and 0.10% of average daily net assets over $750 million. Because the Horizon Portfolio’s net assets exceeded the relevant fee breakpoints during the twelve-month period ended December 31, 2012, the effective contractual subadvisory fee rate earned by Horizon was 0.12%. In addition to directly paying a subadvisory fee to Horizon, the Manager also pays subadvisory fees to the subadvisers of each underlying Trust Portfolio in which the Portfolio invests. Based on the Horizon Portfolio’s investments in the underlying Trust Portfolios for the twelve-month period ended December 31, 2012, the estimated gross effective subadvisory fee rate for the Horizon Portfolio was approximately 0.31%, which is comprised of: (i) the 0.12% effective contractual subadvisory fee paid by the Manager directly to Horizon plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of the underlying Trust Portfolios (0.19%).

The investment management fee paid by the Horizon Portfolio to the Manager for the twelve-month period ended December 31, 2012 was approximately $5,105,000, which reflects a reduction in the fee due to the voluntary fee waiver that was in place. The Manager, in turn, paid approximately $2,785,000 to Horizon for providing subadvisory services during that period. Because the Manager pays subadvisory fees out of the management fees it receives from the Portfolio, the net management fee retained by the Manager for the twelve-month period ended December 31, 2012 was approximately $2,320,000. The estimated investment management fees paid to the Manager by the underlying Trust Portfolios for the twelve-month period ended December 31, 2012 was approximately $15,083,000, based upon the Portfolio’s average holdings in underlying Trust Portfolios for the twelve-month period ended December 31, 2012. The Manager, in turn, paid a portion of these investment management fees received from the underlying Trust Portfolios to the subadvisers of each underlying Trust Portfolio. The estimated subadvisory fees paid by the Manager to the subadvisers of the underlying Trust Portfolios for the twelve-month period ended December 31, 2012 was approximately $4,409,000, based on the Portfolio’s average holdings in the underlying Trust Portfolios for the twelve-month period ended December 31, 2012. The estimated net contractual investment management fee retained by the Manager for the underlying Trust Portfolios the twelve-month period ended December 31, 2012 was approximately $10,674,000.

Proposed Amendment to Management Fee Schedule

If shareholders approve the proposal, the fee schedule for the Management Agreement will be revised to provide that the Repositioned Portfolio will pay the Manager an investment management fee at the following annual rate:

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets; and

0.85% over $10 billion of average daily net assets

As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Manager on a monthly basis. The Manager, in turn, will pay GSAM a subadvisory fee at the following annual rate:

0.24% of average daily net assets to $300 million;

0.23% on next $200 million of average daily net assets:

0.22% on next $250 million of average daily net assets;

0.21% on next $2.5 billion of average daily net assets;

0.20% on next $2.75 billion of average daily net assets;

0.17% on next $4 billion of average daily net assets; and

0.14% over $10 billion of average daily net assets.

With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged. Additionally, shareholder approval of the increased investment management fee rate would result in the termination of the existing voluntary fee waiver for the Horizon Portfolio and its replacement with a new contractual management fee waiver that will be guaranteed through at least June 30, 2016.

Pursuant to the Management Agreement, the Manager, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manages both the investment operations of the Horizon Portfolio and the composition of its investment holdings, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Horizon Portfolio.

Pursuant to the Management Agreement, the Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Horizon Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any subadvisory agreements. Pursuant to the Management Agreement, the Manager also reviews the performance of subadvisers for the Horizon Portfolio, and makes recommendations to the Board with respect to the retention of subadvisers and the renewal of subadvisory agreements for the Horizon Portfolio. The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board, to change subadvisers by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers by the Manager and the Trustees.

The Manager also administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian) or the Trust’s transfer agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render investment management services to other pooled investment vehicles.

Reasons for Proposed Amendment to Management Fee Schedule

The Manager and the Board have proposed the increased investment management fee rate in order to effect a repositioning of the Horizon Portfolio. An increased investment management fee rate will enable the Manager to: (i) terminate Horizon as the subadviser for the Horizon Portfolio; (ii) retain GSAM as the new subadviser for the Horizon Portfolio; and (iii) have GSAM implement a new investment strategy for the Repositioned Portfolio. Contract owners would benefit by having GSAM as the subadviser to the Repositioned Portfolio, including obtaining access to the benefits of GSAM’s global structure and its extensive experience in a range of investment approaches, including regional, global, and multi-asset strategies. The Manager also believes that the factors which differentiate the Repositioned Portfolio from the Horizon Portfolio and many of the Trust’s other asset allocation options, including its use of global tactical asset allocation strategies and direct investment in equity and debt securities, would provide Contract owners with a greater diversity of investment options. See “Description of the Proposed Portfolio Repositioning” below.

Because the Repositioned Portfolio, unlike the Horizon Portfolio, will implement various investment strategies and global tactical asset allocation strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments, GSAM will be responsible for asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio. In order to pursue this investment strategy, GSAM must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Manager believes the subadvisory fee rate for GSAM reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by GSAM as compared to Horizon. In turn, GSAM’s use of a global investment strategy when compared to the current “fund-of-funds” structure will result in an increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio’s use of GSAM’s international equity and fixed-income strategies will require the establishment and maintenance of foreign custody accounts around the world. The Repositioned Portfolio’s investment strategies will also involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. In short, the Manager believes that the proposed increased contractual investment management fee rate will permit it to: (i) retain and pay GSAM to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio; and (ii) defray increased costs to be incurred by the Manager in connection with the proposed changes to the Repositioned Portfolio.

The Board has already approved amending the management agreement, including increasing the investment management fee rate. The Board has also approved terminating Horizon and appointing GSAM as the new subadviser for the Repositioned Portfolio. Implementation of these changes is subject to receipt of the required shareholder approval with respect to the increased investment management fee rate. Shareholder approval of the increased investment management fee rate would also result in the termination of a voluntary investment management fee waiver that is currently in effect for the Portfolio and its replacement with a new investment management fee waiver that would be contractually guaranteed by the Manager through at least June 30, 2016. Shareholder approval of the termination of the current subadvisory arrangements with Horizon and the Manager’s retention of GSAM, however, is not required pursuant to the above-described exemptive order that was received from the SEC by the Trust and the Manager.

Comparative Fee and Expense Information

The Horizon Portfolio does not charge any front-end or back end sales charges or loads on purchases (including reinvested dividends). The Horizon Portfolio does not charge any fees upon redemption of shares, and does not charge an exchange fee.

The following fee table provides: (i) historical information about the fees and expenses of shares of the Horizon Portfolio for the twelve-month period ended December 31, 2012 based on the current contractual investment management and subadvisory arrangements and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the twelve-month period ended December 31, 2012 assuming the increased contractual investment management fee rate and the new GSAM subadvisory arrangements had been in effect during that period.

Future fees and expenses may be greater or less than those indicated below.

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of 12/31/2012)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
	AST Horizon Moderate Asset Allocation Portfolio	AST Goldman Sachs Multi-Asset Portfolio
Management Fee	0.30%	0.92%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.01%	0.05%
Acquired Fund Fees and Expenses	0.68%	None
Total Annual Portfolio Operating Expenses	0.99%	1.07%
Fee Waiver and/or Expense Reimbursement	None*	-0.10%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.97%

* The Manager voluntarily waived 0.08% of its management fee for the year ended December 31, 2012. With the voluntary fee waiver, the Portfolio’s net operating expenses for the year ended December 31, 2012 after all waivers was 0.91%. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.10% of its investment management fee through June 30, 2016. This arrangement may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust’s Board of Trustees.

EXPENSE EXAMPLES

Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. The Expense Examples below do not reflect Contract charges; and the expenses shown would be higher if Contract charges were reflected.

The Expense Examples below are intended to help you compare the cost of investing in the Horizon Portfolio under the current investment management fee and subadvisory arrangements during the twelve-month period ended December 31, 2012 with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee and new GSAM subadvisory arrangements were in effect for the twelve-month period ended December 31, 2012. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for AST Horizon Moderate Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Expense Example Based on Estimated Pro Forma Operating Expenses for AST Goldman Sachs Multi-Asset Portfolio:

1 Year	3 Years	5 Years	10 Years
$99	$330	$580	1,297

Additional Fee Information

The proposed new and current contractual subadvisory fee rates are set forth below:

Portfolio	Subadviser	Contractual Subadvisory Fee Rate
AST Goldman Sachs Multi-Asset Portfolio	Goldman Sachs Asset Management, L.P.

0.24% of average daily net assets to $300 million;

0.23% on next $200 million of average daily net assets:

0.22% on next $250 million of average daily net assets;

0.21% on next $2.5 billion of average daily net assets;

0.20% on next $2.75 billion of average daily net assets;

0.17% on next $4 billion of average daily net assets; and

0.14% over $10 billion of average daily net assets.

AST Horizon Moderate Asset Allocation Portfolio	Horizon Investments, LLC	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets from $250 million to $750 million; and 0.10% of average daily net assets over $750 million

Because the Horizon Portfolio’s net assets exceeded the relevant fee breakpoints shown above during the twelve-month period ended December 31, 2012, the effective contractual subadvisory fee rate for Horizon was 0.12%. Since the Horizon Portfolio operates as a fund-of-funds, the Manager also pays subadvisory fees to the subadvisers of each underlying Trust Portfolio based upon the Horizon Portfolio’s investments in each underlying Trust Portfolio. Based on the Horizon Portfolio’s average daily net assets and holdings for the twelve-month period ended December 31, 2012, the estimated gross effective subadvisory fee rate for the Horizon Portfolio was approximately 0.31%, which is comprised of: (i) the 0.12% effective contractual subadvisory fee paid by the Manager to Horizon plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of each underlying Trust Portfolio (0.19%) based upon the Horizon Portfolio’s average holdings in the underlying Trust Portfolios for the twelve-month period ended December 31, 2012. If the GSAM subadvisory agreement had been in effect during this time period, the effective contractual subadvisory fee rate for GSAM would have been 0.22%.

The information above illustrates that for the twelve-month period ended December 31, 2012, the effective contractual subadvisory fee rate that would have been paid by the Manager to GSAM:

•  is 0.10% higher than the effective contractual subadvisory fee rate that was paid by the Manager to Horizon (0.22% rather than 0.12%); and

•  is actually 0.09% lower than the estimated gross effective subadvisory fee rate for the Horizon Portfolio (0.22% rather than 0.31%).

If the proposed increased contractual investment management fee rate and the subadvisory arrangements with GSAM had been in effect during the twelve-month period ended December 31, 2012, the Manager would have:

•  received approximately $19,028,000 in investment management fees from the Repositioned Portfolio;

•  paid approximately $5,105,000 in subadvisory fees to GSAM; and

•  had net retained investment management fees of approximately $13,923,000 in connection with the Repositioned Portfolio($19,028,000 in investment management fees received — $5,105,000 in subadvisory fees paid).

Summarized in the table below (expressed in both dollar and percentage terms) for the twelve-month period ended December 31, 2012 are the actual and estimated pro forma contractual and effective:

•  investment management fees for the Manager with respect to the Repositioned Portfolio and the Horizon Portfolio (exclusive of the Manager’s current voluntary fee waiver);

•   subadvisory fees paid by the Manager with respect to the Repositioned Portfolio and the Horizon Portfolio (to Horizon, to the subadvisers of the underlying Trust Portfolios, and to GSAM, as applicable); and

•  net investment management fee retained by the Manager.

	Direct Contractual Investment Management Fee Paid to Manager	Effective Investment Management Fee Received by Manager	Contractual Subadvisory Fee Paid by Manager to Subadviser	Effective Subadvisory Fee Paid by Manager to Subadviser	Net Contractual Investment Management Fee Retained by Manager	Net Effective Investment Management Fee Retained by Manager
Repositioned Portfolio (Estimated Pro Forma)	$21,348,000	$19,028,000	$5,105,000	$5,105,000	$16,243,000	$13,923,000
Portfolio (Actual)	$6,961,000	$22,044,000	$2,785,000	$7,194,000	$4,176,000	$14,850,000
Increase- (Decrease) from Actual to Estimated Pro Forma	$14,387,000	$(3,016,000)	2,320,000	$(2,089,000)	$12,067,000	$(927,000)
Difference Between Actual and Estimated Pro Forma in %	0.62%	(0.13)%	0.10%	(0.09)%	0.52%	(0.04)%

Summarized in the table below (expressed as a percentage of the Horizon Portfolio’s average daily net assets for the twelve-month period ended December 31, 2012) are the actual and estimated pro forma contractual and effective:

•  investment management fees for the Manager with respect to the Repositioned Portfolio and the Horizon Portfolio (exclusive of the voluntary investment management fee waiver);

•  subadvisory fees paid by the Manager with respect to the Repositioned Portfolio and the Horizon Portfolio (to Horizon, to the subadvisers of the Underlying Trust Portfolios, and to GSAM, as applicable); and

•  net investment management fee retained by the Manager.

	Direct Contractual Investment Management Fee Paid to Manager	Effective Investment Management Fee Received by Manager	Contractual Subadvisory Fee Paid by Manager to Subadviser	Effective Subadvisory Fee Paid by Manager to Subadviser	Net Contractual Investment Management Fee Retained by Manager	Net Effective Investment Management Fee Retained by Manager
Repositioned Portfolio (Estimated Pro Forma)	0.92%	0.82%	0.22%	0.22%	0.70%	0.60%
Portfolio (Actual)	0.30%	0.95%	0.12%	0.31%	0.18%	0.64%
Increase- (Decrease) from Actual to Estimated Pro Forma	0.62%	(0.13)%	0.10%	(0.09)%	0.52%	(0.04)%

In summary, for the twelve-month period ended December 31, 2012, the proposed contractual investment management fee rate for the Repositioned Portfolio (0.92%) is 0.03% lower than the estimated gross effective investment management fee rate for the current Horizon Portfolio (0.95%).

Investment Objective and Principal Investment Policies of the Portfolio

The investment objective of the Horizon Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The Horizon Portfolio’s investment objective is a non-fundamental investment policy, which means it may be changed by the Board without shareholder approval. No assurance can be given that the Horizon Portfolio will achieve its investment objective.

The Horizon Portfolio currently operates as a fund-of-funds. That means that the Portfolio currently invests substantially all of its assets in shares of other mutual funds rather than investing directly in equity and debt securities and other financial instruments. Under normal circumstances, at least 90% of the Horizon Portfolio’s assets are allocated across as many as seven different “core” investment categories. The seven “core” investment categories include:

•  domestic large-cap and mid-cap value equity securities;

•  domestic large-cap and mid-cap growth equity securities;

•  domestic small-cap value equity securities;

•  domestic small-cap growth equity securities;

•  international large-cap value equity securities;

•  international large-cap growth equity securities; and

•  domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments.

Only underlying Trust Portfolios selected by PI are used to gain exposure to these “core” investment categories.

Under normal circumstances, no more than 10% of the Horizon Portfolio’s assets may be allocated to “off-benchmark” investments. “Off-benchmark” investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced “core” investment categories. Examples of “off-benchmark” investments include, but are not limited to, investments in:

•  equity sectors such as real estate, technology, utilities, financials, or healthcare;

•  inflation-indexed debt securities;

•  international debt securities; and

•  commodities.

Only underlying exchange-traded funds (“ETFs”) may be used to gain exposure to “off-benchmark” investments; provided, however, that leveraged underlying ETFs and inverse underlying ETFs (i.e., underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Portfolio. In general terms, underlying ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices.

The Horizon Portfolio normally allocates approximately 50% of its net assets to equity securities and approximately 50% of its net assets to domestic fixed-income securities/cash. Depending on market conditions, the equity portion may range between 40-60% of the Horizon Portfolio’s net assets and the domestic fixed-income/cash portion may range between 40-60% of the Horizon Portfolio’s net assets. The following table provides more detailed information regarding the Portfolio’s asset allocation mix as of December 31, 2012 and related allocation guidelines:

Asset Class & Investment Category	Horizon Portfolio Assets	Allocation Guideline
Core Equities		40-60%
Domestic Large & Mid-Cap		20%-60%
Large & Mid-Cap Value	17.6%	10-30%
Large & Mid-Cap Growth	15.1%	10-30%
Domestic Small-Cap		0-6%
Small-Cap Value	2.0%	0-6%
Small-Cap Growth	2.0%	0-6%

International Large-Cap		0-15%
International Value	5.5%	0-10%
International Growth	6.3%	0-10%
Core Domestic Fixed-Income / Cash		40-60%
Domestic Fixed-Income (Core Bonds)	20.2%	20-60%
Cash / Money Market Instruments	23.2%	0-40%
“Off-Benchmark” Investment Categories	8.1%	0-10%

The following table indicates the division of Horizon Portfolio assets among the various underlying Trust Portfolios and underlying ETFs as of December 31, 2012:

Asset Class & Investment Category	Underlying Trust Portfolio or ETF	Amount (%)
Core Equities
Domestic Large & Mid-Cap Value
	AST Large Cap Value Portfolio	3.4%
	AST BlackRock Value Portfolio	1.7%
	AST Jennison Large-Cap Value Portfolio	3.4%
	AST Goldman Sachs Large-Cap Value Portfolio	1.7%
	AST Mid-Cap Value Portfolio	0.6%
	AST MFS Large-Cap Value Portfolio	1.7%
	AST T. Rowe Price Equity Income Portfolio	5.1%
Domestic Large & Mid-Cap Growth
	AST Marsico Capital Growth Portfolio	3.2%
	AST Jennison Large-Cap Grolwth Portfolio	2.9%
	AST T. Rowe Price Large-Cap Growth Portfolio	2.9%
	AST MFS Growth Portfolio	3.4%
	AST Goldman Sachs Concentrated Growth Portfolio	2.3%
	AST Neuberger Berman Mid-Cap Growth Portfolio	0.2%
	AST Goldman Sachs Mid-Cap Growth Portfolio	0.2%
Domestic Small-Cap Value
	AST Goldman Sachs Small-Cap Value Portfolio	0.6%
	AST Small-Cap Value Portfolio	1.4%
Domestic Small-Cap Growth
	AST Small-Cap Growth Portfolio	1.1%
	AST Federated Aggressive Growth Portfolio	0.9%
International Large-Cap Value
	AST International Value Portfolio	5.5%
International Large-Cap Growth
	AST International Growth Portfolio	6.3%
Core Domestic Fixed-Income / Cash
Domestic Fixed-Income (Core Bonds)
	AST PIMCO Total Return Bond Portfolio	5.7%
	AST Prudential Core Bond Portfolio	6.9%
	AST Western Asset Core Plus Bond Portfolio	3.6%
	AST Neuberger Berman Core Bond Portfolio	1.0%
	AST Lord Abbett Core Fixed-Income Portfolio	3.0%
Cash / Money Market Instruments
	AST Money Market Portfolio	23.1%
	Prudential Core Taxable Money Market Fund	0.1%
“Off-Benchmark” Investments
	Consumer Staples Select Sector SPDR Fund	0.6%
	Financial Select Sector SPDR Fund	0.4%
	Health Care Select SPDR Fund	0.9%
	iShare Gold Trust	0.1%
	iShare MSCI Emerging Markets Index Fund	1.7%
	PowerShares QQQ Trust	2.0%
	SPDR S&P 500 ETF Trust	2.4%

Horizon is generally responsible for determining the Horizon Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of underlying ETFs for 10% of the Horizon Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Manager is responsible for selecting the underlying Trust Portfolios to be used as the fulfillment options for Horizon’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Horizon Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including underlying Trust Portfolios and underlying ETFs.

Description of the Proposed Portfolio Repositioning

Current and Proposed Investment Objective. The current investment objective of the Horizon Portfolio is the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Repositioned Portfolio will be a high level of total return consistent with its level of risk tolerance.

Description of Investment Policy Changes

General. The Horizon Portfolio is currently operated as a fund-of-funds, and normally invests approximately 90% of its assets in underlying Trust Portfolios and up to 10% of its assets in underlying ETFs. The Repositioned Portfolio, however, would instead implement its investment strategies through the direct purchase and sale of equity and debt securities and the use of other financial instruments.

GSAM will manage the Repositioned Portfolio as a global asset allocation fund, which will pursue both domestic and foreign equity and fixed-income strategies, emphasizing growth and emerging markets. Under normal circumstances, approximately 50% of the Repositioned Portfolio’s net assets are expected to be invested to provide exposure to equity securities and approximately 50% of its net assets are expected to be invested to provide exposure to fixed-income securities, as described in greater detail below. The specific allocation of assets among equity and fixed-income asset classes will be in the sole discretion of GSAM, based on a variety of factors such as the relative attractiveness of various securities based on market valuations, growth and inflation prospects.

GSAM will utilize a variety of different investment strategies in allocating the Portfolio’s assets across equity and fixed-income investments. GSAM may change the strategies it uses for gaining exposure to these asset classes and may reallocate the Repositioned Portfolio’s assets among them from time to time in its sole discretion. There is no guarantee that these strategies will be successful.

The equity strategies that GSAM may use include, but are not limited to, a global intrinsic value strategy (a passive rules-based strategy investing in developed, growth and emerging markets that aims to generate risk-adjusted returns that are better than those of market capitalization weighted benchmarks), an actively managed international small-cap equity strategy, passive replication of market indices for global developed large-cap equity, a U.S. small-cap equity strategy and a global real estate strategy. The fixed income strategies that GSAM may use include, but are not limited to, an actively managed U.S. core fixed-income strategy, an emerging markets debt strategy and a high yield strategy.

In addition, GSAM expects to implement tactical investment views and/or a risk rebalancing and volatility management strategy from time to time. The instruments and/or vehicles used to implement these views would generally provide comparable exposure to the asset classes and strategies listed in the table below, and the exposure obtained through these views would be subject to the exposure parameters described below.

Asset Allocation Ranges for Repositioned Portfolio. Under normal circumstances, approximately 50% of the Repositioned Portfolio’s net assets are expected to be invested to provide exposure to equity securities and approximately 50% of its net assets are expected to be invested to provide exposure to fixed-income securities. Depending on market conditions, equity exposure may range between

40-60% of the Repositioned Portfolio’s net assets and fixed-income exposure may range between 40-60% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (such as common stocks, bonds, etc.), (ii) the use of derivatives (such as futures contracts, currency forwards, etc.), and (iii) the purchase of underlying ETFs. More specific information regarding the Repositioned Portfolio’s approximate minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. The neutral exposure is the target allocation when GSAM has a neutral view of the relative value among the asset classes. The minimum and maximum exposures show the approximate range of allocations among the asset classes during normal circumstances.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Global Intrinsic Value Equity	20%	30%	40%
Global Developed Equity	0%	10%	20%
US Small-Cap Equity	0%	6%	10%
International Small-Cap Equity	0%	2%	5%
Global Real Estate*	0%	2%	5%
Total Equities	40%**	50%	60%***

Fixed-Income
US Core Fixed Income	36%	46%	56%
High Yield*	0%	2%	5%
Global Emerging Market Debt	0%	2%	5%
Total Fixed-Income	40%****	50%	60%*****

* Notwithstanding the individual maximum exposures for the Global Real Estate, High Yield, and Global Emerging Market Debt segments, the maximum combined exposure to these segments is 10% of the total Portfolio.

** Notwithstanding the minimum exposures for the various individual equity segments, the minimum combined exposure to equity investments is 40% of the Portfolio’s net assets.

*** Notwithstanding the maximum exposures for the various individual equity segments, the maximum combined exposure to equity investments is 60% of the Portfolio’s net assets.

**** Notwithstanding the minimum exposures for the various individual fixed-income segments, the minimum combined exposure to fixed-income investments is 40% of the Portfolio’s net assets.

***** Notwithstanding the maximum exposures for the various individual fixed-income segments, the maximum combined exposure to fixed-income investments is 60% of the Portfolio’s net assets.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Repositioned Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Manager or its affiliates. Investing heavily in these securities will limit GSAM’s ability to achieve the Repositioned Portfolio’s investment objective, but can help to preserve Portfolio assets.

Description of Blended Performance Benchmark Changes. The proposed changes to the Horizon Portfolio’s blended performance benchmark are summarized below.

Current Blended Performance Benchmark	Proposed Blended Performance Benchmark
Russell 3000 Index: 40%	MSCI World Index: 50%
MSCI EAFE Index: 10%	Barclays U.S. Aggregate Bond Index: 50%
Barclays U.S. Aggregate Bond Index: 50%

Principal Risks of Investing in Repositioned Portfolio. The risks identified below are the principal risks of investing in the Repositioned Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Repositioned Portfolio. An investment in the Repositioned Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Repositioned Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by Prudential to manage the guarantees offered in connection with certain benefit programs under Prudential variable annuity contracts may result in systematic transfers of assets among the investment options under the contracts, including the Repositioned Portfolio. These formulas may result in large-scale asset flows into and out of the Repositioned Portfolio, which, in certain instances, may result in relatively low asset levels and relatively high operating expense ratios for the Repositioned Portfolio. These formulas may also adversely affect the Repositioned Portfolio’s returns by requiring the purchase or sale of securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Repositioned Portfolio’s investment strategies.

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Repositioned Portfolio; derivatives may be difficult or impossible for the Repositioned Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Repositioned Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Repositioned Portfolio.

Expense Risk. The actual cost of investing in the Repositioned Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Repositioned Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Repositioned Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and Management Risk. Markets in which the Repositioned Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by GSAM in making investment decisions for the Repositioned Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Information About the New Subadviser

Goldman Sachs Asset Management, L.P. has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2012, GSAM, including its investment advisory affiliates, had assets under management of $742.4 billion. GSAM’s address is 200 West Street, New York, New York 10282-2198.

Set forth below are the names, titles and principal occupations of the principal executive officers of GSAM. The address of each individual is 200 West Street, New York, New York 10282-2198. None of the officers or directors of GSAM are also officers or directors of the Manager.

Name	Position with GSAM	Principal Occupation
Ellen Porges	Managing Director	General Counsel, Investment Management Division (Chief Legal Officer) since 2003
Timothy Joseph O’Neill	Managing Director	Co-Head, Investment Management Division (Co-Chief Executive Officer) since 2008
Judith L. Shandling	Managing Director	Chief Compliance Officer since 2010
Eric Scott Lane	Managing Director	Co-Head, Investment Management Division (Co-Chief Executive Officer) since 2011

Portfolio Managers for Repositioned Portfolio

The Repositioned Portfolio will be managed by a team of portfolio managers and other investment professionals. Information about the portfolio managers who will be responsible for the day-to-day management of the Repositioned Portfolio is set forth below:

Kane Brenan is head of the Global Portfolio Solutions (GPS) Group and is a member of the GPS Investment Committee. The GPS Group provides multi-asset class products and solutions for clients, focusing on customized asset allocation, tactical implementation, risk management and portfolio construction. Kane previously was a member of the Private Equity Group Investment Committee in the Alternative Investments & Manager Selection Group, where he invested in the private equity secondary market. Prior to that, he worked in the Investment Banking Division in the Leveraged Finance Group and the Technology, Media and Telecom Group. Kane joined Goldman Sachs as an associate in 1998 and was named managing director in 2007. Kane earned a BA from Boston College and a JD, magna cum laude, and an MBA from Georgetown University, where he was a Beta Gamma Sigma Scholar and an editor of The Georgetown Law Review. He is a member of the New York Bar.

Christopher Lvoff is a vice president in the GPS Group, based in New York, where he is a portfolio manager focusing on portfolio solutions for institutional clients. Christopher joined Goldman Sachs in 2007, in the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Prior to joining Goldman Sachs, Christopher worked as an actuarial consultant at Towers Perrin, focusing on retirement plan design and defined benefit plan asset liability valuation. Christopher received a BS in Economics from the University of Pennsylvania. He is an Associate of the Society of Actuaries and a CFA charterholder.

Information About PI and ASTIS

PI and ASTIS are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive office of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of GSAM.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of GSAM.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President and Director	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Robert O’Donnell	Executive Vice President and Director	Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.

Name [1]	Position with the Fund	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Amanda S. Ryan	Assistant Secretary	Assistant Secretary and Director	N/A
Valerie Simpson	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

1Excludes Messrs. O’Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Trust. Information with respect to Messrs. O’Donnell and Cronin appears in the table of ASTIS principal executive officer and directors, above.

Substantially Similar Funds or Portfolios Managed by PI or ASTIS

ASTIS and PI do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Substantially Similar Funds or Portfolios Advised by the New Subadviser

GSAM does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the Board meeting on January 28, 2013, to consider the proposals to change the Horizon Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment policies, blended performance benchmark, and name All of the Independent Trustees attended the meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate and total expenses for the Horizon Portfolio, the proposed investment management fee rate and total expenses for the Repositioned Portfolio, and the investment management fee rates and total expenses for mutual funds with investment policies and strategies similar to those of the Horizon Portfolio and the Repositioned Portfolio (i.e. , variable insurance product (VIP) funds in Lipper Inc.’s mixed-asset target allocation moderate category).

At the meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement, including increasing the investment management fee rate. The Board also approved the termination of the existing subadvisory agreement with Horizon, the execution of a new subadvisory agreement between the Manager and GSAM, and certain changes to the Horizon Portfolio’s non-fundamental investment policies and blended performance benchmark as outlined above. The Board received oral presentations from representatives of the Manager and GSAM and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Horizon Portfolio by the Manager and Horizon under the current Management Agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and GSAM under the amended Management Agreement and the new subadvisory agreement. The Board considered the Manager’s representation that the nature and extent of services to be provided by the Manager and GSAM under the amended Management Agreement and the new subadvisory agreement would likely be greater than those provided by the Manager and Horizon under the current Management Agreement and the current subadvisory agreement, due to the increased oversight, time, and expense which will be required to properly manage the Horizon Portfolio after it is transitioned from a “fund-of-funds” structure to a global asset allocation fund that pursues global investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Manager and GSAM under the amended Management Agreement and the new subadvisory agreement.

Investment Performance

Although the Board considered the historical performance of the Horizon Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that the current Management Agreement had been considered and renewed by the Board in June 2012 as part of its annual consideration of the renewal of the Portfolio’s investment management agreement, and that it had considered the Horizon Portfolio’s historical investment performance at that time.

The Board also considered that it was approving GSAM as subadviser for the Horizon Portfolio and that GSAM would be implementing a new investment strategy for the Repositioned Portfolio. Neither the Manager nor GSAM manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Repositioned Portfolio. As a result, there was no directly comparable investment performance for the Repositioned Portfolio for the Board to review at the Board Meeting. The investment strategies to be used by GSAM in connection with the Repositioned Portfolio, however, are also used by GSAM in connection with its management of various other registered investment companies and/or pooled investment vehicles. The Board did review historical investment performance information for the relevant GSAM strategies and their respective benchmark indices at the meeting.

Increased Investment Management Fee Rate

The Manager proposed the increased investment management fee rate for the Repositioned Portfolio to the Board in order to effect the Portfolio Repositioning. The Board noted that the Horizon Portfolio currently operates as a “fund-of-funds” by investing approximately 90% of its assets in underlying Trust Portfolios and up to 10% of its assets in underlying ETFs. Horizon is generally responsible for determining the

Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of underlying ETFs for 10% of the Horizon Portfolio’s assets. The Manager, however, is responsible for selecting the underlying Trust Portfolios to be used as the fulfillment options for Horizon’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Horizon Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including underlying Trust Portfolios and underlying ETFs.

The Board noted that the Repositioned Portfolio, on the other hand, will not invest substantially all of its assets in underlying Trust Portfolios and underlying ETFs like the Horizon Portfolio. Instead, the Repositioned Portfolio will implement various investment strategies and global tactical asset allocation strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (such as future contracts, currency forwards, swap agreements, and options). As a result, GSAM will be responsible for asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio. In order to pursue this investment strategy, GSAM must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Board accepted the Manager’s assertion that the subadvisory fee rate for GSAM reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by GSAM as compared to Horizon. In turn, GSAM’s use of a global investment strategy when compared to the current “fund-of-funds” structure will result in an increase in the amount of time, oversight, and attention that will be required by the Managers’ investment management, fund administration, legal, and compliance professionals. The Board accepted the Manager’s assertion that the proposed increased contractual investment management fee rate will permit it to: (i) retain and pay GSAM to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio; and (ii) defray increased costs to be incurred by the Manager in connection with the proposed changes to the Repositioned Portfolio.

Even though the Repositioned Portfolio’s contractual investment management fee rate is higher than the Horizon Portfolio’s contractual investment management fee rate of 0.30%, the Board noted that the Repositioned Portfolio’s contractual investment management fee rate:

•  was lower than the net effective management fee rate that was paid to the Manager for the twelve-month period ended September 30, 2012, taking into account the investment management fees paid by the underlying Trust Portfolios, and after application of the 0.08% voluntary investment management fee waiver;

•  was lower than the gross effective investment management fee rate that would have been paid to the Manager for the Horizon Portfolio absent application of the 0.08% voluntary investment management fee waiver for the Horizon Portfolio, taking into account the investment management fees paid by the underlying Trust Portfolios;

•  was comparable with those of the Trust’s other asset allocation fees paid by underlying Trust Portfolios that are not principally structured as funds-of-funds; and

•  was comparable with contractual fee increases in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, even though GSAM’s contractual subadvisory fee rate for the Repositioned Portfolio is higher than Horizon’s contractual subadvisory fee rate, the Board noted that the gross effective subadvisory fee rate paid by the Manager in connection with the Portfolio for the twelve-month period ended September 30, 2012 (taking into account the subadvisory fees paid by the underlying Trust Portfolios) was actually higher than the subadvisory fee rate that would have been paid to GSAM in connection with the Repositioned Portfolio during that period.

Comparative Analysis of Investment Management Fee Rates

The Board compared the Horizon Portfolio’s actual investment management fee and net total expense ratio for the twelve-month period ended September 30, 2012 and the proposed investment management fee and projected net total expense ratio for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees. Lipper classified both the Horizon Portfolio and the Repositioned Portfolio as variable insurance products (VIP) mixed-asset target allocation moderate funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the Horizon Portfolio and the Repositioned Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the Horizon Portfolio and the Repositioned Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associated with the relevant variable insurance contracts.

These comparisons placed the Horizon Portfolio and the Repositioned Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest-cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds.

The materials provided to the Board in advance of the meeting indicated that the total gross expense ratio and the total net expense ratio for the Portfolio fell within the third quartile of the Lipper VIP mixed-asset target allocation moderate funds universe, while for the Repositioned Portfolio the total gross expense ratio fell within the fourth quartile and the total net expense ratio fell within the third quartile of that Lipper Universe.

The Board also reviewed the annualized investment management fee information in the Lipper VIP mixed-asset target allocation moderate funds universe. As the Portfolio is a fund-of-funds and the Repositioned Portfolio is not a fund-of-funds, the Board reviewed the annualized investment management fee information in the Lipper universe in two separate sub-universes, one sub-universe of fund-of-funds, including the Portfolio, and another sub-universe of non fund-of-funds, including the Repositioned Portfolio. The materials provided to the Board in advance of the meeting indicated that the contractual investment management fee rate for both the Portfolio and the Repositioned Portfolio fell within the fourth quartile of the relevant Lipper sub-universe.

The Board noted that the Repositioned Portfolio will be a global asset allocation fund that pursues global investment strategies and also noted that the broad geographical reach of the Repositioned Portfolio will require larger amounts of time and resources for oversight and administration as compared to the Horizon Portfolio. In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences.

Manager’s Profitability

Because the engagement of GSAM with respect to the Horizon Portfolio is new, there is no historical profitability with respect to the proposed subadvisory arrangements with the Horizon Portfolio. As a result , the Board did not consider this factor. The Board noted that profitability would be reviewed in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Repositioned Portfolio grows in size. The Board considered that the amended Management Agreement would provide breakpoints (that is, reductions in the fee rate as the size of the Repositioned Portfolio increases), and that the proposed subadvisory fee rate for GSAM would include breakpoints in the fee rate paid by the Manager to GSAM, and that the subadvisory breakpoints would reduce that fee rate if the Repositioned Portfolio increases in size. The Board noted that it will consider economies of scale (and any corresponding expense caps or waiver arrangements) as part of any future annual review of the amended Management Agreement.

Other Benefits to the Manager or its affiliates from serving as Manager

The Board did not consider ancillary or potential “fall out” benefits accruing to the Manager as a result of its service as investment manager for the Horizon Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Manager as part of its annual consideration of the renewal of the current Management Agreement for the Horizon Portfolio in June 2012, and that it had determined any such benefits to be reasonable at that time. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and GSAM at the meeting, the Board concluded that approving the Portfolio Repositioning and the increased management fee rate was in the best interests of the Horizon Portfolio and its shareholders.

Implementation

As explained in more detail above, the Manager and the Board are proposing the amended investment management agreement, including an increase in the fee rate, in order to enable the Manager to:

•  terminate Horizon as the subadviser for the Horizon Portfolio and current voluntary investment management fee waiver;

•  retain GSAM as the new subadviser for the Horizon Portfolio and implement a new contractual investment management fee waiver; and

•  have GSAM implement a new investment strategy for the Repositioned Portfolio.

If the amended investment management agreement is approved by the shareholders, the revised fee schedule will become effective upon the termination of Horizon as the subadviser and the current voluntary investment management fee waiver, and the corresponding addition of GSAM as the new subadviser to the Repositioned Portfolio. The termination of Horizon and the corresponding appointment of GSAM are expected to occur on or about April 29, 2013. Once GSAM becomes subadviser to the Horizon Portfolio, it is expected that the name of the Horizon Portfolio will be changed from the AST Horizon Moderate Asset Allocation Portfolio to the AST Goldman Sachs Multi-Asset Portfolio.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL No. 1.

PROPOSAL No. 2

APPROVAL OF A SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

Shareholders are being asked to approve a shareholder services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the proposed Plan, the Horizon Portfolio would be charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.10% of the average daily net assets of the Horizon Portfolio. These fees would be used to compensate Prudential Annuities Distributors, Inc. (“PAD”) for shareholder servicing and distribution services for the Horizon Portfolio.

The Horizon Portfolio does not currently pay a 12b-1 fee directly. The Horizon Portfolio is currently operated as a fund-of-funds, and it invests only in other portfolios of the Trust. Because the shareholders of the underlying portfolios have approved the 12b-1 fee to replace a similar administrative services fee, the Portfolio currently bears indirectly its pro rata share of the cost of each underlying portfolio’s 12b-1 or administrative services fee through its investments in other AST portfolios.

If shareholders approve Proposal 1, the Horizon Portfolio will no longer be operated as a fund-of-funds, and therefore would no longer bear the indirect cost of the 12b-1 fees paid by the other Portfolios of the Trust. To replace the indirect 12b-1 fees that the Horizon Portfolio will cease paying, shareholders are being asked to approve the Plan so that the Horizon Portfolio may directly pay the equivalent 12b-1 fee that was formerly paid indirectly. As a result, if shareholders approve the Plan, there will be no material change in the effective or actual 12b-1 fees paid by shareholders.

Board Approval and Recommendation

At an in-person meeting of the Board held on January 28, 2013, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the “Independent Trustees”), approved the Plan for the Horizon Portfolio and recommended that the Portfolio’s shareholders approve the Plan.

Background

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements, terms and conditions set out in Rule 12b-1. Rule 12b-1 requires any mutual fund paying distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.” In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of trustees of a mutual fund, including the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund if the Plan is adopted after the relevant share class is offered to the public. Because of proportional voting by the Insurance Companies, it is possible that a small number of contract owners could determine whether the Plan is approved for the Horizon Portfolio. See “How An Insurance Company Will Vote” for more information.

Rule 12b-1 additionally requires that the board of trustees of a mutual fund be provided with quarterly written reports detailing the amounts spent under the plan and the purposes for the expenditures. Rule 12b-1 prohibits any amendment to the plan which would result in an increase in the amount spent under the plan unless shareholder approval of the plan amendment is first obtained, and all material amendments to the plan must be approved by the independent trustees of the fund.

The shares offered by the other Portfolios of the Trust are currently subject to a Rule 12b-1 fee, with the exception of the Horizon Portfolio and several other Portfolios of the Trust which are also currently operated as funds-of-funds. The 12b-1 fee, if approved, would be identified and disclosed in the Horizon Portfolio’s expense table in its prospectus, in the row entitled “Distribution and/or Service Fees.”

Summary of the Plan

The proposed Plan is attached to this Proxy Statement as Exhibit B. The following description of the Plan is only a summary. You should refer to Exhibit B for the complete Plan.

Under the Plan, the Horizon Portfolio would be charged a 12b-1 fee at the annual rate of 0.10% of the average daily net assets attributable to the Portfolio. The fee would compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Horizon Portfolio, and related functions and services. In addition, pursuant to the Plan, the fee would compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Horizon Portfolio. These activities would include, but are not limited to, the following:

•

printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

•	reconciling and balancing separate account investments in the Horizon Portfolio;

•	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•	confirming transactions;

•

providing Contract owner services related to investments in the Horizon Portfolio, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Horizon Portfolio;

•	providing periodic reports to the Trust and regarding the Horizon Portfolio to third-party reporting services;

•	paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers that engage in the distribution of the shares;

•	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•

paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Horizon Portfolio;

•	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•

paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and the Horizon Portfolio;

•	paying expenses of training sales personnel regarding the Horizon Portfolio; and

•	providing other services and bearing other expenses for the benefit of the Horizon Portfolio, including activities primarily intended to result in the sale of shares of the Trust.

The Plan is of a type known as a “compensation” plan because payments would be made for services rendered to the Portfolios regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the Plan, the Trustees would consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the Plan. As required under Rule 12b-1, the Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolio pursuant to the Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Plan and any related agreement will continue in effect, with respect to the Horizon Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Trust’s Board of Trustees and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or such agreement, as applicable. In addition, the Plan and any related agreement may be terminated at any time with respect to the Horizon Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of the Horizon Portfolio. The Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to the Horizon Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of the Portfolio.

The fees would be accrued daily and paid bi-weekly.

Overall Impact of Approval of the Plan

As noted above, although the Portfolio does not currently pay a 12b-1 fee directly, it pays the 12b-1 fee indirectly through its investments in the other Portfolios of the Trust. If shareholders approve Proposal 1, the Portfolio will no longer bear the 12b-1 fee indirectly since the Portfolio will no longer invest in the other Portfolios of the Trust. If shareholders approve the Plan, the same 12b-1 fee will be paid by the Portfolio on a direct basis, instead of indirectly. There will be no material change in the 12b-1 fee rate or the amount of 12b-1 fees paid.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table shows the fees and expenses of the Portfolio’s shares and the estimated pro forma fees and expenses of the Portfolio’s shares assuming that shareholders approve Proposal No.1 and Proposal No. 2. Fees and expenses for the Horizon Portfolio are based on those incurred by the Horizon Portfolio’s shares for the fiscal year ended December 31, 2012. The pro forma fees and expenses of the shares of the Repositioned Portfolio assume that the Plan had been in effect for the fiscal year ended December 31, 2012.

Please note that the tables do not reflect any fees and expenses associated with a variable annuity contract or a variable life insurance policy, which would increase overall fees and expenses. See your variable annuity or variable life insurance prospectus for a description of those fees and expenses.

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of 12/31/2012)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
	AST Horizon Moderate Asset Allocation Portfolio	AST Goldman Sachs Multi-Asset Portfolio
Management Fee	0.30%	0.92%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.01%	0.05%
Acquired Fund Fees and Expenses	0.68%	None
Total Annual Portfolio Operating Expenses	0.99%	1.07%
Fee Waiver and/or Expense Reimbursement	None*	-0.10%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement *	0.99%	0.97%

* The Manager voluntarily waived 0.08% of its management fee for the year ended December 31, 2012. With the voluntary fee waiver, the Portfolio’s net operating expenses for the year ended December 31, 2012 after all waivers was 0.91%. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.10% of its investment management fee through June 30, 2016. This arrangement may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust’s Board of Trustees.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Horizon Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Horizon Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$101	$315	$547	$1,213
Pro Forma	$99	$330	$580	$1,297

Implementation of the Plan

If approved by shareholders, it is anticipated that the Plan will become effective on or about April 29, 2013. At that time, the Repositioned Portfolio will pay the 0.10% 12b-1 fee pursuant to the Plan. Because the Repositioned Portfolio will no longer be operated as a fund-of-funds as of April 29, 2013, the Repositioned Portfolio will cease paying the 12b-1 fee indirectly through its investments in the other Portfolios of the Trust.

Board Consideration of the Plan

The Board of Trustees considered the Manager’s proposal that the Board adopt the Plan for the Horizon Portfolio at a meeting of the Board held January 28, 2013.

The Manager explained that shareholders of all of the other Portfolios of the Trust (with the exception of the Horizon Portfolio and several other Portfolios operated as funds-of-funds) were expected to consider adoption of the same Plan at a shareholder meeting to be held in mid-February 2013, and that the Plan would be implemented on or around February 25, 2013 if the Plan was approved. The Manager reviewed with the Board the reasons why the Plan had been proposed for the other Portfolios of the Trust, since the same reasons were applicable to the Portfolio. The Manager noted that historically, because the Trust’s Portfolios were not subject to a 12b-1 fee, the Manager noted that it and its affiliates had historically paid, out of its own resources, all of the costs and expenses associated with the distribution and sale of the shares of the Portfolios. The Manager explained that the increasingly complex and sophisticated nature of the Portfolios had required the Manager and its affiliates to devote considerable additional resources to provide appropriate levels of service, education and support to Contract owners. On its own initiative and with the support of the Trustees, the Manager had implemented specific methods of educating Contract owners about the Portfolios, through their financial professionals and marketing materials, including the benefits and risks associated with investing in non-traditional asset classes used by the Portfolios. The Manager explained that it could maintain the level of service provided to the Portfolios if resources could be allocated to marketing and distribution expenses pursuant to Rule 12b-1.

In determining whether to approve the Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the history and growth of the Trust and its Portfolios over time; (2) growth and changes in the distribution and servicing needs of the Trust and its Portfolios which made approval of the Plan necessary and appropriate; (3) the specific distribution and servicing functions and services to be provided under the Plan, and the relationship between these functions and services on the one hand, and the nature and approximate amount of expenditures and the relationship between the proposed expenditures and the corresponding services and functions; and (4) the fact that, due to reduced management fee rates and 12b-1 fee waivers agreed to by the Manager and PAD, the actual fees incurred by shareholders would decrease following implementation of the Plan. In considering the Plan, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. The information specifically prepared by the Manager for the meeting included a detailed memorandum and other materials addressing the factors outlined above. Information furnished and discussed throughout the year included information regarding the Trust’s servicing and distribution arrangements, as well as periodic reports on shareholder services and distribution expenses incurred by the Manager and its affiliates.

The Independent Trustees met in advance of the meeting at which the Plan was considered and approved, and in executive session during the meeting, to review the information provided. Representatives of the Manager attended portions of the executive session to review and discuss matters relating to the Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive session attended by the Manager’s representatives, the Independent Trustees and the Manager’s representatives engaged in extensive discussions regarding the Plan. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Plan, and also received materials discussing the legal standards applicable to their consideration of the Plan.

In connection with its deliberations, the Board gave particular attention to the fact that the approval of the Plan with respect to the Horizon Portfolio would not result in any increase in the actual or effective 12b-1 fees paid by the Horizon Portfolio, because the Plan would effectively substitute a direct 12b-1 fee for an indirect 12b-1 fee of the same rate and amount that would be paid by the Horizon Portfolio through its investments in other Portfolios of the Trust that would be subject to the same 12b-1 fee. The Board also considered that all of the other Portfolios of the Trust not operated as a fund-of-funds were expected to implement the same Plan and the same 12b-1 fee pending shareholder approval.

In addition, the Board considered that (1) the Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Plan and the purposes for which such expenditures were made; (2) the adoption of the Plan would make expenditures intended to promote shareholder servicing and distribution of the Portfolio’s shares more transparent to shareholders and to the Board; and (3) the overall shareholder and distribution servicing arrangements for the Trust would assist in maintaining the competitive position of the Portfolio in relation to other insurance fund complexes.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the Plan would benefit the Horizon Portfolio and its shareholders. Based on its review, the Board, including such Independent Trustees, approved the Plan and directed that the Plan be submitted to the shareholders of the Horizon Portfolio for approval.

VOTING INFORMATION

Voting Rights

Shareholders as of the record date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Portfolio as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is January 29, 2013.

Each whole Share of the Horizon Portfolio is entitled to one vote as to each Proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Required Shareholder Vote

If an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of each Proposal. Shares in each sub-account of a Separate Account that is invested in the Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

With respect to both Proposal 1 and Proposal 2, “voting securities” refers to the Shares of the Horizon Portfolio. The new investment strategy will not be implemented unless shareholders approve both Proposal 1 and Proposal 2. Approval of Proposal 1 by shareholders is contingent upon shareholder approval of Proposal 2, meaning that if shareholders approve Proposal 1 but do not approve Proposal 2, then Proposal 1 will be automatically withdrawn and cancelled, the management agreement will not be amended and the new investment strategy will not be implemented. However, approval of Proposal 2 is not contingent upon shareholder approval of Proposal 1, meaning that if shareholders do not approve Proposal 1 but approve Proposal 2, then the shareholder services and distribution plan will be adopted for the Portfolio, although PAD will waive all 12b-1 fees as long as the Portfolio is structured as a fund-of-funds.

With respect to each of Proposal 1 and Proposal 2, the presence, in person or by proxy, of at least one-third of the shares of the Horizon Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Proposal. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against each Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees, the Nominees and officers owned, individually and as a group, less than 1% of the shares of the Trust and the Horizon Portfolio. Broker-dealers affiliated with the Manager received no commissions from the trust with respect to the Horizon Portfolio during the twelve-month period ended December 31, 2012.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge Financial Solutions, Inc. to also provide services for the solicitation of voting instructions from Contract owners through any of the means described above.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com

The number of Shares held in the sub-account of a Separate Account corresponding to the Horizon Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by

(ii) the net asset value of one Share of the Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to Proposal 1 and Proposal 2 will be borne by the Manager and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of the Manager, the Trust or its affiliates, through the internet, or other permissible means. Contract owners can provide voting instructions: (1) by mail, with the enclosed voting instruction card; or (2) by telephone at 1-800-690-6903; or (3) via the internet by logging onto www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

Transition Expenses

In order for GSAM to implement the new investment strategies on behalf of the Horizon Portfolio, it is expected that all shares of the underlying Trust Portfolios and the underlying ETFs held by the Horizon Portfolio will be liquidated and that equity securities, fixed-income securities, money market instruments, and other financial instruments selected by GSAM will be purchased on behalf of the Repositioned Portfolio. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Repositioned Portfolio in connection with the liquidation of the underlying ETFs held by the Horizon Portfolio and the purchase of equity securities, fixed-income securities, money market instruments, and other financial instruments selected by GSAM on behalf of the Repositioned Portfolio. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately $2,606,000 (or 0.10% of the Portfolio’s net assets as of December 31, 2012) and will be borne by the Horizon Portfolio and its shareholders.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a Proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

Exhibit A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1. The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that theCo-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2. Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b) With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f) With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g) The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h) The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3. The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Articles of Incorporation or Declaration of Trust of the Fund;

(b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e) Each prospectus and statement of additional information of the Fund.

4. The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5. The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6. During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i) the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii) all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and

(iii) the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a) the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b) the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d) the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e) the charges and expenses of legal counsel and independent accountants for the Fund,

(f) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h) the fees of any trade associations of which the Fund may be a member,

(i) the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j) the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n) any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7. For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8. The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9. This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11. Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12. During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Co-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102-4077

Attention: President

            and

AST Investment Services, Inc.

One Corporate Drive

Shelton, CT 06484

Attention: President

If to the Fund:

Advanced Series Trust

One Corporate Drive

Shelton, CT 06484

Attention: President

            Copy to:

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102-4077

Attention: President

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. The Fund may use the name “Portfolio” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name “Portfolio.” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST

By:

PRUDENTIAL INVESTMENTS LLC

By:

AST INVESTMENT SERVICES, INC.

By:

SCHEDULE A

Portfolio	Fee Rate
AST Goldman Sachs Multi-Asset Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets; and

0.85% over $10 billion of average daily net assets

EXHIBIT B

ADVANCED SERIES TRUST

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

WHEREAS, the Board of Trustees of the Advanced Series Trust (the “Trust”), including a majority of the Independent Trustees (as defined herein), have concluded in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the “Act”), that there is a reasonable likelihood that this Plan (the “Plan”) will benefit each of the Trust’s portfolios listed on Schedule A (each a “Portfolio”) and the shareholders of each Portfolio;

NOW, THEREFORE, this Plan is hereby adopted as follows:

Section 1. The Trust is authorized to pay a fee (the “Services and Distribution Fee”) for the services rendered and expenses borne as set forth in Section 2, including services and expenses in connection with the distribution of shares of the Trust, at an annual rate with respect to each Portfolio not to exceed 0.10% of the average daily net assets of the Portfolio. The Trust shall pay the Services and Distribution Fee to the distributor of the Trust’s shares (“Distributor”). Subject to such limit and subject to the provisions hereof, the Services and Distribution Fee must be approved at least annually by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (the “Independent Trustees”). If at any time this Plan shall not be in effect with respect to the shares of all Portfolios of the Trust, the Services and Distribution Fee shall be computed on the basis of the net assets of the shares of those Portfolios for which the Plan is in effect. The Services and Distribution Fee shall be accrued daily and paid bi-weekly or at such other intervals as the Board of Trustees shall determine. The Services and Distribution Fee shall not apply to Portfolios that invest all of their assets in other Portfolios. For Portfolios that invest a portion of their assets in other Portfolios, the Services and Distribution Fee shall apply only on assets not invested in other Portfolios.

Section 2. The Distributor shall provide (or arrange for the provision of) the following services and bear the following expenses (collectively, the “Services”):

•

printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

•	reconciling and balancing separate account investments in the Portfolios;

•	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•	confirming transactions;

•

providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

•	providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

•	paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers that engage in the distribution of the shares;

•	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•	paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

•	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

•	paying expenses of training sales personnel regarding the Portfolios; and

•	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

Section 3. This Plan shall not take effect until it has been approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on this Plan. If adopted with respect to a Portfolio after the public offering of shares of that Portfolio (or the sale of shares to persons who are not affiliated persons of the Portfolio, affiliated persons of such persons, affiliated persons of the promoter or affiliated persons of such persons), the Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Portfolio. Any agreement related to the Plan must be approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on the agreement.

Section 4. To the extent any payments made by a Portfolio pursuant to the Plan are deemed payments for the financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the Act, such payments shall be deemed to be approved under the Plan. Notwithstanding anything herein to the contrary, no Portfolio shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any successor rule thereto adopted by the Financial Industry Regulatory Authority.

Section 5. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3 hereof.

Section 6. Any person authorized to direct the disposition of monies paid or payable by the shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated at any time with respect to the shares of any Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio.

All agreements with any person relating to implementation of this Plan with respect to the shares of any Portfolio shall be in writing, and any agreement related to this Plan with respect to the shares of any Portfolio shall provide:

(a)	That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of such Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b)	That such agreement shall terminate automatically in the event of its assignment.

Section 8. This Plan may not be amended to materially increase the amount of Services and Distribution Fee permitted pursuant to Section 1 hereof with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.

Section 9. The Trust shall preserve copies of this Plan, and any related agreement or written report regarding this Plan presented to the Board of Trustees for a period of not less than six years from the date of the Plan, agreement or written report, as the case may be, the first two years in an easily accessible place.

Section 10. The provisions of the Plan are severable for each Portfolio of the Trust, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each Portfolio of the Trust.

Section 11. While the Plan is in effect, the Board of Trustees shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act.

Section 12. As used in this Plan, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Schedule A

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock Value Portfolio

AST Bond Portfolio 2015

AST Bond Portfolio 2016

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Cohen & Steers Realty Portfolio

AST Federated Aggressive Growth Portfolio

AST FI Pyramis® Asset Allocation Portfolio

AST First Trust Balanced Target Portfolio

AST Franklin Templeton Founding Funds Allocation Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Concentrated Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST High Yield Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Jennison Large-Cap Value Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Lord Abbett Core Fixed-Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Marsico Capital Growth Portfolio

AST Mid-Cap Value Portfolio

AST Moderate Asset Allocation Portfolio

AST Money Market Portfolio

AST Neuberger Berman Core Bond Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST PIMCO Limited Maturity Bond Portfolio

AST PIMCO Total Return Bond Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)

AST QMA US Equity Alpha Portfolio

AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)

AST Schroders Global Tactical Portfolio

AST Schroders Multi-Asset World Strategies Portfolio

AST Small-Cap Growth Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T Rowe Price Equity Income Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below in hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy voting instruction below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.
			For	Against
Abstain
1. To approve an amended investment management agreement.			☐	☐	☐

2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.			☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Allstate Life Insurance Company

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 22, 2013

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the AST Horizon Moderate Asset Allocation Portfolio of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 15, 2013 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to his Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.